ANNUAL
REPORT

DECEMBER 31, 1996

[Graphic: Logo of Aquila Rocky Mountain Equity Fund-Rectangle with a drawing of a mountain top in it]

A CAPITAL APPRECIATION INVESTMENT

[Graphic: Logo of Aquila Group of Funds-Eagles's head]

ONE OF THE
AQUILASM GROUP OF FUNDS

                   AQUILA ROCKY MOUNTAIN EQUITY FUND
                            ANNUAL REPORT

                                                     February 14, 1997

Dear Investor:

            We are pleased to provide you with the Annual Report for Aquila Rocky Mountain Equity Fund for the twelve-month period ended December 31, 1996. We believe you will be pleased with the investment results achieved by the Fund as illustrated in the table and chart below.



INVESTMENT RESULTS

Total Return From
   Inception Through Year-End      7/22/94 - 12/31/94              (3.24%)*
1 Year Total Return                1/1/95 - 12/31/95               19.68%*
1 Year Total Return                1/1/96 - 12/31/96               18.68%*
Life Of Fund - Avg. Annual
   Total Return                    Inception 7/22/94 - 12/31/96    13.93%*


ILLUSTRATION OF A $10,000 INVESTMENT SINCE INCEPTION OF THE FUND*

[Graphic of area chart with the following information:]

7/22/94              $10,000.00
9/30/94              $ 9,851.27
12/31/94             $ 9,676.29
3/31/94              $10,376.20
6/30/95              $11,041.12
9/30/95              $11,636.05
12/31/95             $11,580.75
3/31/96              $12,330.45
6/30/96              $13,106.62
9/30/96              $13,027.24
12/31/96             $13,743.66

            The table and chart above illustrate the percentage return generated by the Fund and also the capital appreciation of a hypothetical investment of $10,000 since the Fund's inception on July 22, 1994. They do not reflect any sales charges since these vary with the classes of shares offered by the Fund.

THE FUND'S INVESTMENT GOAL

            The Fund's goal is capital appreciation for your investment. We seek to achieve this goal primarily through investments in growth-oriented companies within the Rocky Mountain region of our country.

            The Fund's investment portfolio manager, KPM Investment Management, Inc., searches for securities of companies whose market price is undervalued in relationship to intrinsic value and the projected growth rate of the company. To the extent practicable, the intent of this approach is to capture upside potential while limiting downside risks in price movements.

WHY THE ROCKY MOUNTAIN REGION

            Independent analysis shows that the Rocky Mountain region, which collectively consists of eight states - Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah, and Wyoming - has been experiencing the highest economic growth rate of any area in our country. Projections indicate that such growth rate should continue over the foreseeable future.

            The U.S. Bureau of the Census projects the percentage change in population growth of each of the states in the region to be greater than the U.S. as a whole between 1995 - 2010. Additionally, other projections forecast higher employment growth rates than the overall country's average over the coming decade.

            The Rocky Mountain region's industry base has broadened significantly over the past decade. As a result, the region now offers numerous attractive investment opportunities with growth-oriented companies of various size.

            Moreover, the Rocky Mountain Fund is not bothered by such problems as languages, currencies, accounting standards, and cultural differences, unlike those geographic regional funds that have attracted strong investor interest in recent years by focusing upon countries in Asia, Latin America and Eastern Europe.

REGIONALLY-LOCATED INVESTMENT MANAGEMENT

            Aquila Management Corporation, as the Fund's founder, believes there are distinct benefits to investors in having a regionally-located investment manager focusing upon local Rocky Mountain companies. This approach provides greater ability to search out and take advantage of attractive investment opportunities.

            It is always exciting and rewarding to "discover" vibrant companies in the Rocky Mountain region whose securities can possess good appreciation prospects - before they are uncovered by the marketplace nationally.

            The Fund's investment selections are focused upon securities of companies right here in "our own backyard."

HIGHLIGHTS OF THE FUND'S INVESTMENTS

            Our objective is to invest a minimum of 65% of the Fund's assets in companies within the Rocky Mountain region. This criteria is defined as those companies:

     * having principal executive offices located in the region, or

     * more than half of their assets located in the region; or

     * deriving more than half of their revenue or profits from the region.

            The following chart illustrates the year-end state-by-state allocation of the Fund's investment assets within the Rocky Mountain region.


[Graphic of pie chart with the following information:]

Nevada                    10.31%
Colorado                  26.03%
Arizona                   20.45%
Idaho                      2.92%
Utah                      17.98%
New Mexico                 3.16%
Montana                    3.78%
Cash Equivalents           9.22%
Other States               6.15%

            At year-end December 31, 1996, the companies whose securities made up the 10 largest common stock holdings in the portfolio were:

COMPANY                                  STATE           % OF NET ASSETS
Prima Energy Corp.                       Colorado         6.22%
American Stores Company                  Utah             4.41
First Security Corp.                     Utah             3.79
Viad Corporation                         Arizona          3.56
Finova Group Inc.                        Arizona          3.33
Mity Lite, Inc.                          Utah             3.24
Conseco Inc.                             Indiana          3.21
First State Bancorp                      New Mexico       3.16
International Game Technology            Nevada           3.15
KN Energy                                Colorado         3.05
                                                         37.12%

IMPORTANCE OF CONSISTENCY AND LONGER-TERM VIEWPOINT

            We encourage investors in the Fund to view their investment over a reasonable time period - a minimum of 3 to 5 years - in order to realize their desired capital appreciation goal.

            Just as fashions change frequently with ladies' apparel, investment sectors also change frequently within the equity securities marketplace. When such changes occur, certain investments go out of favor, while others come into favor.

            Experience has shown, however, that it is difficult, and often imprudent, to switch continuously from one investment style to another just trying to capture the latest trend in the management of investments.

            Therefore, we have settled upon a value-oriented approach in selecting investments for capital appreciation opportunities. This may result in the Fund doing well in certain periods, but, at other times, not necessarily keeping up with the then "in-vogue" securities.

            In our experience, "value will win out" over the longer run. This tends to be the case whether one talks about clothes, automobiles, collectibles, or investment securities.

ABSOLUTE RETURNS AND THE POWER OF COMPOUNDING

            The major desire of Aquila Rocky Mountain Equity Fund is to produce credible ABSOLUTE returns for our investors. ABSOLUTE results, as measured on an average annual basis, are, after all, what you can take to the bank and spend.

            It is always desirable to strive for positive performance relative to popular market indexes. However, we have found from extensive experience over the years, that chasing indexes can lead, in many instances, to short-sightedness as opposed to sticking with one's basic investment strategy.

            The chief advantage in taking a longer-term viewpoint in investing is that it permits one to enjoy the power of compounding.

            Let us illustrate the power of compounding. An average annual ABSOLUTE return of 10% doubles one's money in 7 years. A 15% average annual ABSOLUTE return doubles one's money in about 5 years. Over the past 10 years, equity investments have produced an average annual return of about 15%. Whether such higher rate of return as that experienced in more recent years will continue is imponderable. It is noteworthy that this more recent level of return is higher than the average annual return of about 10% experienced over the past 70 years.

            The relatively high level of absolute returns the Fund realized in 1995 and 1996 are rewarding and gratifying. However, based upon historical securities market results, such performance may not necessarily be replicated on a continuing basis over the future.

            What we can say to you, though, is that the Fund will consistently seek to provide you with highly acceptable average annual ABSOLUTE return results through participation in the growth prospects of the dynamic Rocky Mountain region. A return that can compound your capital nicely is our goal.

            One has to maintain the "big picture" gained through longer-term perspective. In this regard, ABSOLUTE performance over a reasonable length time period is what counts.

THE FUND'S INCOME AND EXPENSES

            As indicated, Aquila Rocky Mountain Equity Fund is designed for capital appreciation over a reasonable time period. Accordingly, securities of the kind that make up the investment portfolio generally produce little, if any, annual income in the form of dividends or interest. To date, the Fund's portfolio has generated an average annual income level of approximately 1.5% of total assets. We hope a comparable income level might be continued.

            Whatever level of income is produced from the Fund's investments will first be applied against payment of the Fund's operating expenses. Over time, as the asset level of the Fund increases, we trust the income level produced by the various securities in the portfolio will also increase in amount and be sufficient to cover all operating expenses. Then, any surplus income, above the level devoted to payment of the Fund's operating expenses, will be distributed as dividends to the Fund's shareholders.

            Meanwhile, as shown in the "Statement of Operations" in this Annual Report, the Fund's operating expenses are currently being subsidized by reimbursement from the Fund's Administrator, Aquila Management Corporation. Additionally, both the Administrator and Adviser are currently waiving their management fees, and intend to continue doing so, to the extent necessary, while the Fund's size grows to a larger asset base.

            Over the longer-term, Aquila intends to cap actual operating expenses charged to the Fund at a 1.5% level - thus matching the hoped for approximate level of annual income return of the portfolio.

            Any net realized capital gains that are produced by the Fund will be distributed annually.

YOUR CONFIDENCE IS APPRECIATED

            Your investment in Aquila Rocky Mountain Equity Fund is greatly appreciated. We value your trust and will do our best to merit your continued confidence.

                                                Sincerely,
                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                  of the Board of Trustees


                     *In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of distributions of $0.1059 per share in 1995 and $0.5305 per share in 1996. Different Classes of shares are offered and their performance will vary because of differences in Class inception dates, sales charges and fees paid by shareholders investing in different Classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which are currently a maximum amount of 4.25% for this Class (for the period July 22, 1994 through April 30, 1996, it was 4.75%). Management fees and certain expenses are being subsidized or waived. Returns would be less if sales charges, management fees, and expenses were applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment cost upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                  MANAGEMENT DISCUSSION OF FUND PERFORMANCE

            The Aquila Rocky Mountain Equity Fund has been managed, since its inception, to provide capital appreciation through selection of equity-oriented securities, on a value basis, of companies primarily within the Rocky Mountain region.

            The graph below illustrates the value of $10,000 invested in Class A shares of the Fund since its inception on July 22, 1994 and maintaining this investment through the Fund's latest fiscal year-end, December 31, 1996, as compared with a hypothetical similar size investment in the Russell 2000 Stock Index (the "Index") over that same period. The total return of the investment in the Fund is shown after deduction of the current maximum sales charge of 4.25% at the time of initial investment (for the period July 22, 1994 through April 30, 1996, the maximum sales charge was 4.75%). It also reflects deduction of the Fund's annual operating expenses and reinvestment of dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses, but does reflect reinvestment of dividends.

            It should also be specifically noted that the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 2,000 equity securities of issuers throughout the United States, mostly of companies having relatively small capitalizations. However, the Fund's investment portfolio consisted over the same period of a significantly lesser number of equity securities, primarily of companies within the eight state Rocky Mountain region of the country. The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which may well result in variances from the market action of the securities in the nationally-oriented index.

            Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the different characteristics of the regional market of the securities in the Fund's portfolio as compared with the national orientation of securities in the Index. Additionally, a portion of the difference in performance can be attributed to the fact that there is no initial sales charge applicable to the Index, nor are there annual operating expenses with the Index as is the case with the Fund.

            As can be observed, the pattern of the Fund's results and that of the Index over the period since inception of the Fund do, however, track in a reasonably similar pattern, even though they are not entirely comparable in character.


[Graphic of Area Graph with the following information:]

PERFORMANCE COMPARISON

                 Fund After Sales           Russell 2000
                 Charge and Expenses        Stock Index
7/94             10,000                      9,575
9/94             10,521                      9,430
12/94            10,325                      9,263
3/95             10,801                      9,933
6/95             11,813                     10,570
9/95             12,981                     11,139
12/95            13,262                     11,086
3/96             13,937                     11,804
6/96             14,650                     12,547
9/96             14,698                     12,471
12/96            15,440                     13,157

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS


[Table with the following information:]

Fund's average annual total return
For the Period                                                Life of Fund
Ended December 31, 1996                1 Year                 Since 7/22/94

Including Sales
Charge and Expenses                    13.66%                 11.91%

          December 31, 1996 marked the close of the second full fiscal year of Aquila Rocky Mountain Equity Fund. It also reaffirmed the merits of our belief that there are a variety of attractive investment opportunities for capital appreciation within the Rocky Mountain region of our country.

          Over the past decade, we have witnessed substantial changes in the industry composition within the Rocky Mountain region. There is now much greater diversification and a significantly larger breadth in number of companies - of all sizes - in which to invest.

          Nevertheless, while there are numerous companies of smaller to medium size capitalization in the region, there are still relatively few larger capitalization companies available for investment than exists elsewhere.

          These factors do not, however, deter us in seeking our investment goal of capital appreciation. What it does mean, though, is that it is presently difficult to find a popular index against which to correlate the Fund's investment results. The Russell 2000 Index represents, at present, the closest type composition of securities to that which exists in the Rocky Mountain region. However, this Index still does not provide an accurate comparison for investments within the region. During 1996, the Fund's share net asset value achieved a total return of 18.68%. Over the comparable year's period, the Russell 2000 Index posted total return results of 16.49%.

          In general, the "bull" market of 1996 was led by large capitalization "Blue Chip" companies such as those which make up the Dow Jones Industrial Average. This was similar to the situation which existed in 1995 when the securities of large capitalization companies out-performed smaller capitalization investments. This capitalization size effect has been reflected in the Fund's portfolio performance since the Fund's inception in that the average capitalization for companies located in the Rocky Mountain region remains relatively small to mid-size.

          Regardless, using our value-oriented approach to securities selection, it remains our belief that sufficient attractive investments exist within the region to produce commendable absolute results for the Fund's shareholders.

          Examples of the nature of the Fund's investment style can be found in our investments in the natural gas industry. Securities of various energy companies were acquired for the Fund's portfolio when natural gas prices were at the historically low levels that were existent through much of the year. Then, when natural gas prices more than doubled in the fourth quarter of 1996, significant increases in the price of shares took place in these energy companies - Prima Energy Corp., Barrett Resources Corp., and KN Energy.

          The Fund's performance also benefitted from positive action in the financial services sector. Here, the securities of various companies, which were acquired as being undervalued relative to the market, experienced substantial gains as acquisitions occurred. Conseco Inc. acquired Life Partners Group Inc. in the first half of 1996. Then, more recently, Westerfed Financial Corp. announced its intention to purchase Security Bancorp in a deal expected to close in 1997. This resulted in a dramatic appreciation in the shares of Security Bancorp to the advantage of the Fund's share price.

          As might be expected, it is not possible to predict the timing of recognition by the market of undervalued situations. In example, the stock action of various technology holdings was mixed. The securities of various software companies held by the Fund did not do well in 1996, although the price of Analytical Surveys Inc. more than doubled and we sold the Fund's position. Also, stocks in the cable sector posted flat to negative results in 1996.

          Altogether, we remain optimistic about the overall prospects for investment opportunities in the Rocky Mountain region.

          We will continue to apply our long-term value criteria in our search for undervalued securities within the universe of Rocky Mountain companies.

          We feel confident that 1997 will bring continuing economic growth to the Rocky Mountain region and that this will create additional capital appreciation possibilities for the Fund.

KPMG Peat Marwick LLP
Certified Public Accountants

                       INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Rocky Mountain Equity Fund:

    We have audited the accompanying statement of assets and liabilities of Aquila Rocky Mountain Equity Fund, including the statement of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period July 22, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Rocky Mountain Equity Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period July 22, 1994 (commencement of operations) to December 31, 1994 in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

New York, New York
January 31, 1997

                  AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENT OF INVESTMENTS
                         DECEMBER 31, 1996

MARKET
SHARES        COMMON STOCKS - 90.8%                               VALUE

              Basic Industry - 2.4%
   400        Barrick Gold Corp.                                  $ 11,500
 1,500        Cyprus Amax Minerals Co.                              35,062
   200        Newmont Mining                                         8,950
                                                                    55,512

              Cable/Communications - 7.8%
 1,500        Inter-Tel Inc.#                                       28,500
 2,800        Jones Intercable Inc. Class A#                        29,050
   300        Jones Intercable Inc.#                                 3,188
 1,000        Liberty Media Group Class A#                          28,562
 3,000        Tele-Communications Inc. Class A#                     39,187
 2,000        U.S. West Media Group#                                37,000
 1,300        United International Holdings, Inc. Class A#          15,925
                                                                   181,412

              Consumer Cyclical - 9.2%
 4,500        BMC West Corp.#                                       55,125
 6,000        Mity Lite, Inc.#                                      75,000
 5,000        Viad Corporation                                      82,500
                                                                   212,625

              Consumer Non-Durable - 10.6%
 2,500        American Stores Company                              102,188
 4,000        Dial Corp.                                            59,000
 2,800        Franklin Quest Company#                               58,800
 4,500        Rocky Mountain Chocolate Factory#                     25,875
                                                                   245,863

              Energy - 14.3%
   800        Barrett Resources Corp.#                              34,100
 4,500        Giant Industries, Inc.                                63,000
 1,800        KN Energy                                             70,650
 6,400        Prima Energy Corp.#                                  144,000
   677        Union Pacific Resources, Inc.                         19,818
                                                                   331,568

              Financial - 17.3%
 1,166        Conseco Inc.                                          74,332
 1,200        Finova Group Inc.                                     77,100
 2,600        First Security Corp.                                  87,750
 4,875        First State Bancorp                                   73,125
   800        Security Bancorp                                      23,600
 3,500        Westerfed Financial Corp.                             63,875
                                                                   399,782

              Gaming - 7.8%
 1,200        Circus Circus Enterprises Inc.#                     $ 41,250
 4,000        International Game Technology                         73,000
 4,800        Jackpot Enterprises                                   46,800
   900        Mirage Resorts#                                       19,463
                                                                   180,513

              Healthcare - 4.0%
 1,000        Ballard Medical Products                             18,625
 1,900        Sierra Health Services Inc.#                         46,788
 2,000        Utah Medical Products Inc.#                          26,750
                                                                   92,163

              Technology - 2.0%
 5,000        Novell Inc.#                                         47,344
                                                                   47,344

              Transportation - 6.4%
 1,800        Rural/Metro Corp.#                                   64,800
 1,500        Swift Transportation#                                35,250
   800        Union Pacific                                        48,100
                                                                  148,150

              Utilities - 9.0%
   400        Idaho Power Co.                                      12,450
 2,000        Pinnacle West Capital                                63,500
 1,800        Public Service Co. Colorado                          69,975
 1,900        U.S. West Inc.                                       61,275
                                                                  207,200

              Total Common Stocks (cost $1,711,058)             2,102,132

              Short-Term Investments - 4.7%
75,000        The One Group Prime Money Market Fund                75,000
35,000        Churchill Cash Reserves Trust                        35,000
              Total Short-Term Investments (cost $110,000)        110,000

              Total Investments - 95.5% (cost $1,821,058*)      2,212,132
              Other assets in excess of liabilities - 4.5%        103,541
              Net Assets - 100%                               $ 2,315,673

                * Cost for Federal income tax purposes is identical.

                # Non-income producing security.

            See accompanying notes to financial statements.

                AQUILA ROCKY MOUNTAIN EQUITY FUND
               STATEMENT OF ASSETS AND LIABILITIES
                      DECEMBER 31, 1996

ASSETS
Investments at market value (identified cost - $1,821,058)        $ 2,212,132
Cash                                                                   45,067
Deferred organization expenses (note A)                                38,283
Receivable for investment securities sold                              14,107
Due from Administrator for reimbursement of expenses                   18,086
Dividends and interest receivable                                       2,291
Other assets                                                            6,376
    Total assets                                                    2,336,342

LIABILITIES
Accrued expenses                                                       13,443
Payable for investment securities purchased                             5,798
Distribution fees payable                                               1,428
    Total liabilities                                                  20,669

NET ASSETS                                                        $ 2,315,673

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
  par value $.01 per share                                            $ 1,539
Additional paid-in capital                                          1,910,396
Undistributed net realized gain on investments                         12,664
Net unrealized appreciation on investments                            391,074
                                                                  $ 2,315,673

CLASS A
  Net Assets                                                      $ 2,178,108
  Capital shares outstanding                                          144,758
  Net asset value and redemption price per share                      $ 15.05
  Offering price per share (100/95.75 of $15.05
    adjusted to nearest cent)                                         $ 15.72

CLASS C
  Net Assets                                                          $ 4,131
  Capital shares outstanding                                              274
  Net asset value and offering price per share                        $ 15.07
  Redemption price per share (* varies by length of
    time shares are held)                                                 $ *

CLASS Y
  Net Assets                                                        $ 133,434
  Capital shares outstanding                                            8,853
  Net asset value, offering and redemption price per share            $ 15.07

           See accompanying notes to financial statements.

                   AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
  Dividends                                           $ 25,946
  Interest                                               1,277
                                                                     $ 27,223

Expenses:
  Investment Adviser fees (note B)                    $ 14,047
  Administrator fees (note B)                           16,054
  Shareholders' reports and proxy statements            28,330
  Legal fees                                            24,106
  Trustees' fees and expenses                           17,454
  Transfer and shareholder servicing agent fees         15,896
  Amortization of organization expenses (note A)        15,032
  Registration fees and dues                            10,823
  Audit and accounting fees                             10,750
  Distribution fees (note B)                             4,975
  Custodian fees (note E)                                  906
  Miscellaneous                                         18,619
                                                       176,992

  Investment Adviser fees waived (note B)              (14,047)
  Administrator fees waived (note B)                   (16,054)
  Reimbursement of expenses by Administrator
    (note B)                                          (116,013)
  Expenses paid indirectly (note E)                       (906)
    Net expenses                                                       29,972
    Net investment loss                                               (2,749)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from securities transactions        82,961
  Change in unrealized appreciation on investments     258,491
  Net realized and unrealized gain on investments                     341,452
  Net increase in net assets resulting from
    operations                                                      $ 338,703

             See accompanying notes to financial statements.

                  AQUILA ROCKY MOUNTAIN EQUITY FUND
                 STATEMENTS OF CHANGES IN NET ASSETS

                                                        Year Ended
                                                        December 31,
                                                     1996           1995
OPERATIONS:
  Net investment loss                                $ (2,749)     $ (7,500)
  Net realized gain from securities
    transactions                                       82,961        32,529
  Change in unrealized appreciation on
    investments                                       258,491       149,483
  Change in net assets from operations                338,703       174,512

DISTRIBUTIONS TO SHAREHOLDERS (note D):
  Class A Shares:
  Net investment income                                     _          (721)
  Net realized gain on investments                    (74,547)      (13,420)
  Class C Shares:
  Net investment income                                     _             _
  Net realized gain on investments                       (143)            _
  Class Y Shares:
  Net investment income                                     _             _
  Net realized gain on investments                     (4,537)            _
    Change in net assets from distributions           (79,227)       (14,141)

CAPITAL SHARE TRANSACTIONS (note F):
  Proceeds from shares sold                           705,847       1,330,661
  Reinvested dividends and distributions               68,103          12,828
  Cost of shares redeemed                            (454,481)       (297,410)
  Change in net assets from capital
    share transactions                                319,469       1,046,079
  Change in net assets                                578,945       1,206,450

NET ASSETS:
  Beginning of period                               1,736,728         530,278
  End of period                                   $ 2,315,673     $ 1,736,728

               See accompanying notes to financial statements.

                 AQUILA ROCKY MOUNTAIN EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  (1) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

  (2) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

  (3) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

  (4) ORGANIZATION EXPENSES: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

  (5) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

  (6) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE B - MANAGEMENT ARRANGEMENTS AND FEES AND OTHER TRANSACTIONS WITH
AFFILIATES:

    Management affairs of the Fund are conducted through two separate management arrangements.

    KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of Kirkpatrick, Pettis, Smith, Polian Inc., serves as Investment Adviser to the Fund. Kirkpatrick, Pettis is, in turn, a subsidiary of the nationally oriented Mutual of Omaha Insurance Company. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess over $50 million.

    The Fund also has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this agreement, the Administrator provides such advisory services to the Fund, in addition to those services provided by the Adviser, as the Administrator deems appropriate. Besides its sub-advisory services, it also provides all administrative services, other than those relating to the management of the Fund's investments. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess over $50 million.

    Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the States in which shares are then eligible for sale. At the present time none of the States in which the Fund's shares are sold have any such limitation.

    For the year ended December 31, 1996, the Fund incurred fees under the Advisory Agreement and Sub-Advisory and Administration Agreement of $14,047 and $16,054, respectively. However, all of these fees were voluntarily waived. Additionally, the Administrator voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $116,013.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1996 the Distributor received sales commissions in the amount of $187.

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 1996, service fees on Class A Shares amounted to $4,975, of which the Distributor received $574.

    Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares. There were no payments made during the period May 1, 1996 through December 31, 1996.

    In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares. There were no payments made during the period May 1, 1996 through December 31, 1996.

    Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

NOTE C - PURCHASES AND SALES OF SECURITIES:

    For the year ended December 31, 1996, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $451,120 and $365,783, respectively.

    At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $499,676 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $108,602, for a net unrealized appreciation of $391,074.

NOTE D - DISTRIBUTIONS:

    The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

NOTE E - CUSTODIAN FEES:

    The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1996, the Fund's custodian fees amounted to $906, all of which were offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

NOTE F - CAPITAL SHARE TRANSACTIONS:

Transactions in Capital Shares of the Fund were as follows:

                                  Year Ended                 Year Ended
                               December 31, 1996          December 31, 1995
                              Shares       Amount       Shares        Amount
CLASS A SHARES:
  Proceeds from shares sold      39,760   $ 589,861    106,291    $ 1,330,661
  Reinvested dividends and
    distributions                 4,233      63,492        985         12,828
  Cost of shares redeemed      (31,555)    (454,480)   (22,898)      (297,410)
  Net change                     12,438   $ 198,873     84,378    $ 1,046,079

                                   Period Ended
                                December 31, 1996*
                               Shares        Amount
CLASS C SHARES:
  Proceeds from shares sold         269     $ 4,090
  Reinvested dividends and
    distributions                     5          74
  Cost of shares redeemed             _           _
  Net change                        274     $ 4,164

                                   Period Ended
                                December 31, 1996*
                                Shares       Amount
CLASS Y SHARES:
  Proceeds from shares sold       8,551   $ 111,896
  Reinvested dividends and
    distributions                   302       4,536
  Cost of shares redeemed             _           _
  Net change                      8,853   $ 116,432

Total transactions in Fund
  shares                         21,565   $ 319,469     84,378    $ 1,046,079

* From May 1, 1996 (date of inception) through December 31, 1996.

                  AQUILA ROCKY MOUNTAIN EQUITY FUND
                        FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                        Class A(1)
                                                Year       Year      Year
                         Class C(2) Class Y(2)  Ended      Ended     Ended
                               Period ended     December   December  December
                            December 31, 1996   31, 1996   31, 1995  31, 1994(3)
Net Asset Value, Beginning
  of Period                   $14.59    $14.59    $13.13     $11.06     $11.43

Income from Investment
  Operations:
  Net investment income
    (loss)                      0.01      0.01    (0.02)     (0.07)       -
  Net gain (loss) on
    securities (both
    realized and unrealized)    1.00      1.00      2.47       2.25     (0.37)
  Total from Investment
    Operations                  1.01      1.01      2.45       2.18     (0.37)

Less Distributions (note D):
  Dividends from net
    investment income             -         -        -        (0.01)      -
  Distributions from capital
    gains                      (0.53)    (0.53)    (0.53)     (0.10)      -
  Total Distributions          (0.53)    (0.53)    (0.53)     (0.11)      -

Net Asset Value, End of
  Period                       $15.07    $15.07    $15.05     $13.13    $11.06

Total Return (not
  reflecting sales charge (%)   6.94#     6.94#     18.68      19.68    (3.24)#

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                   4       133     2,178      1,737       530
  Ratio of Expenses to Average
    Net Assets (%)               1.25*    1.25*      1.50       1.91     1.19*
  Ratio of Net Investment
    Loss to Average Net
    Assets (%)                   0.11*    0.11*    (0.14)     (0.60)      -
  Portfolio Turnover Rate (%)    20.32    20.32     20.32      15.14    2.95#
  Average commision rate
    paid (5)($)                  .0745    .0745     .0745        -        -

Net investment income (loss) per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income
     (loss) ($)                 (0.72)   (0.72)   (1.05)     (1.12)        -
  Ratio of Expenses to
     Average Net Assets(4)(%)    8.59*    8.59*     8.84      10.48    18.20*
  Ratio of Net Investment Loss
     to Average Net Assets (%) (7.23)*  (7.23)*   (7.48)     (9.17)        -

  (1)  Designated as Class A Shares on May 1, 1996.

  (2)  New Class of Shares established on May 1, 1996.

  (3)  From July 22, 1994 (commencement of operations) to December 31, 1994.

  (4) Ratios for Class A Shares are based on average net assets of $1,965,012, $1,239,752 and $453,768, respectively. In general, as the
       Fund's net assets increase, the expense ratio will decrease.

  (5) Represents the average per share broker commission rate paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities on which commissions were charged. Calculations are for fiscal years beginning January 1, 1996.

  #    Not annualized.

  *    Annualized.

REPORT ON THE SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)

      Special Meetings of Shareholders of Aquila Rocky Mountain Equity Fund (the "Fund") were held on April 19, 1996 for the Fund's Class C and Class Y Shareholders.* At the Special Meeting of Class C Shareholders of the Fund, the Class C Shareholders voted on and unanimously approved amendments to the Fund's Distribution Plan affecting the interests of the Class C Shareholders of the Fund. At the Special Meeting of the Class Y Shareholders of the Fund, Class Y Shareholders voted on and unanimously approved amendments to the Fund's Distribution Plan affecting the interests of the Class Y Shareholders of the Fund.

___________

* On the record dates for the Special Meetings, the total net asset values of the Class C and Class Y Shares of the Fund outstanding and entitled to vote were $100 and $100, respectively. The holders of all Class C and Class Y Shares entitled to vote were present in person at the meetings.


FEDERAL TAX STATUS OF 1996 DISTRIBUTIONS (UNAUDITED)

    The distribution from net realized short-term gain of $0.3130 per share, paid on December 27, 1996, is taxable to shareholders in 1996 as ordinary income.

    The distribution from net realized long-term gain of $0.2175 per share, paid on December 27, 1996, is designated as a "capital gain dividend" and is taxable to shareholders as long-term capital gain.

    Prior to January 31, 1997, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1996 CALENDAR YEAR.

ADMINISTRATOR AND SUB-ADVISER
      AQUILA MANAGEMENT CORPORATION
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT ADVISER
      KPM INVESTMENT MANAGEMENT, INC.
      A Mutual of Omaha  Company
      One Norwest  Center
      1700 Lincoln Street
      Denver, Colorado 80203
              and
      10250 Regency Circle, Suite 200
      Omaha, Nebraska 68114

BOARD OF TRUSTEES
      Lacy B. Herrmann, Chairman
      Tucker Hart Adams
      Arthur K. Carlson
      R. Thayne Robson
      Cornelius T. Ryan

OFFICERS
      Lacy B. Herrmann, President
      Jerry G. McGrew, Senior Vice President
      W. Dennis Cheroutes, Senior Vice President
      Rose F. Marotta, Chief Financial Officer
      Richard F. West, Treasurer
      Edward M.W. Hines, Secretary

DISTRIBUTOR
      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

CUSTODIAN
      BANK ONE TRUST COMPANY, N.A.
      100 East Broad Street
      Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
      ADMINISTRATIVE DATA
        MANAGEMENT CORP.
      581 Main Street
      Woodbridge, New Jersey 07095-1198

INDEPENDENT AUDITORS
      KPMG PEAT MARWICK LLP
      345 Park Avenue
      New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.